SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                           April 16, 1999


                  Williams Industries, Incorporated
     (Exact name of registrant as specified in its charter)


       Virginia            0-8190            54-0899518
   (State or other       (Commission      (I.R.S. Employer
   jurisdiction of       File Number)    identification No.)
    incorporation)

  2849 Meadow View Road, Falls Church, Virginia      22042
    (Address of principal executive offices)       (Zip Code)

                        (703) 560-5196
       (Registrant's telephone number, including area code)

                        Not Applicable
(Former names or former address if changes since last report)



ITEM 5. Other Events.

     On April 16, 1999, the Virginia Supreme Court issued its decision in the matter of Industrial Alloy Fabricators, Inc. and Precision Components Corp. v. Williams Industries, Inc., Record No. 981093, affirming the decision of the Circuit Court for the City of Richmond, in favor of Williams Industries, Inc. The text of the opinion, formatted for the EDGAR system, is an exhibit to this filing. The official version of the opinion is available on the Court's Website at: http://www.courts.state.va.us/opinion/1981093.doc


ITEM 7.  Exhibits

         EX 99 Decision of the Supreme Court of Virginia issued April 16, 1999.


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WILLIAMS INDUSTRIES, INCORPORATED


Date: April 28, 1999           /s/ Frank E. Williams, III
                           By: Frank E. Williams, III
                               President